CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80 (b)(4), 200.83 AND 230.406 * INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST THAT IS FILED SEPARATELY WITH THE COMMISSION

                                                                   EXHIBIT 10.24

                            [Photo Foreign Currency]
                                     India
                                   Ten Rupees


             SUPPLY & SERVICES CONTRACT FOR SCPC/DAMA VSAT NETWORK

This contract is made on this Second day of June, 1996, by and between HCL COMNET SYSTEMS AND SERVICES LIMITED, a company registered under the Companies Act, 1956, having its Registered office at 806-808, Siddharth, 96 Nehru Place, New Delhi, INDIA, hereinafter called CUSTOMER and VIASAT INC., a California Corporation, located 2290, Cosmos Court, Carlsbad, CA 92009-1595 herein after called as CONTRACTOR (both Parties to mean their successors and assigns wherever the context so permits)

AND WHEREAS, the Customer intends to establish, maintain, operate and sell SCPC DAMA VSAT Communication services based on the equipment to be supplied by the Contractor which shall comply technically with the revision of the DOT specifications included herein;

AND WHEREAS, the Customer intends to market and provide domestic SCPC DAMA VSAT communications services and equipment to various customers (hereinafter called "USERS") in whole territory of India and territory as defined in International Distributor Agreement;

AND WHEREAS, the Customer wishes to purchase a SCPC DAMA VSAT DAMA Network (hereinafter referred to as "DAMA" Network 1") from the Contractor and the Contractor agrees to supply, erect and commission the DAMA Network 1 and perform all obligations as per the terms contained hereunder;

AND WHEREAS, the Customer wishes to purchase additional SCPC DAMA VSAT Networks or parts thereof;

AND WHEREAS, the Customer wishes at his option to manufacture SCPC DAMA VSAT equipment in India and the Contractor agrees to provide the necessary manufacturing technology know-how at terms and costs to be defined in a separate agreement, to the Customer;


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

NOW, THEREFORE, the Parties hereto agree as follows:

01.0    DEFINITIONS

        In the Contract, unless the context otherwise requires, the following definitions shall apply:

        "ACCEPTED" shall mean that Products have been accepted in accordance with the provisions of Article 05.0.

        "ACCEPTANCE TESTS" shall mean the tests and test procedures of the DAMA Network 1, Loaner System, Equipment and Software as specified in Article 05.0.

        "ACCEPTANCE DATE" shall be, in relation to any part of the DAMA Network 1, Equipment and Software, the date when the DAMA Network 1, Equipment and Software is Accepted by the Customer.

        "CONTRACT" shall mean this agreement between the Customer and the Contractor encompassing all the terms, Schedules and all attachments hereto, and any subsequent amendments thereof.

        "CONTRACT PRICE" shall mean the sum or sums so mentioned in Article 8 and includes any additions thereto or deductions therefrom agreed in writing subsequently by both the Parties under this Contract.

        "DELIVERABLE AND SUPPLIES" shall mean and include all Equipment, Software, documentation, Services and all such items to be supplied to Customer under this Contract.

        "DAMA NETWORK 1" means SCPC DAMA VSAT Network as defined in Schedule A.

        "DAMA NETWORK 1 DESIGN" shall mean a detailed description of the specifications, facilities and functions of the DAMA Network 1 including network configuration and performance parameters all of which is contained in Schedules A, C and E.

        "DUTIES AND TAXES" shall mean any and all currently applicable or hereinafter imposed duties, taxes, levies, fees and any other charges that are or may be



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
        imposed by any local, state, national, public or quasi-public government entity of India or any local, state, national, public or quasi-public government entity of the United States of America or any other country.

        "EFFECTIVE DATE" shall mean the date on which this Contract is signed by both Parties.

        "EQUIPMENT" shall include, as defined in Exhibit A to Schedule G, Aurora Network Terminals (NT), Network Control Terminals (NCT), Network Control Computer (NCC), documentation, spares and all other materials to be provided by the Contractor under this Contract. The "Equipment" includes associated imbedded software.

        "HUB STATION" or "HUB" shall mean the central transmitting and receiving facility of the Network. Hub includes NCT and Network Control Software (NCS).

        "IMPLEMENTATION PLAN" shall mean the timetable of events and sequence of activities that will be necessary to realize the successful completion of the DAMA Network 1 as set out in the Contract as Schedule B with the start date being the Effective Date of the Contract.

        "INTEGRATION" unless otherwise specified herein applies to the DAMA Network 1 in accordance with Schedule E.

        "OPERATING MANUALS" shall mean the documentation and operating manuals to be provided by the Contractor in accordance with Schedule E.

        "SERVICES" shall include project management, consultation, training, installation of hub and VSAT, integration, acceptance testing, commissioning onsite/remote maintenance, onsite/remote operations support and all other services to be provided to the Customer as defined in Schedules E and Exhibit A of Schedule G.

        "SITE(S)" shall mean the place or places in which the Hub or Equipment are to be installed.

        "SUB-CONTRACTOR" shall mean any person to whom any part of the Contract has been sub-contracted by the Contractor and their legal representatives, successors and permitted assigns of such person.

        "SOFTWARE" shall include all licensed software as defined in accordance with Schedule F.


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
        "TRAINING" shall mean the classroom and hands-on training offered by the Contractor in accordance with Exhibit A to Schedule G.


02.0    OBJECT OF THE CONTRACT:

02.1    The Contractor shall:

        (a) supply a DAMA Network 1 as per the Customer requirement defined in Network Design (Schedule A) and install, erect, commission, integrate and test the same all in accordance with the ATP (Schedule C); and

        (b) supply Equipment and Software for subsequent orders; and

        (c) provide all Deliverables and Supplies as defined in this Contract.


02.2 Further, as part of this Contract, the Parties shall enter into the following agreements;

        (i) International Distributor Agreement (as per Schedule G)

02.3 Manufacturing Technology Transfer Agreement: this would be mutually agreed upon between the parties at a subsequent date and would be incorporated as a schedule to the Supply and Services Contract. The Customer is however, granted the first exclusive right to manufacture this product in the Territory. However, if the Parties fail to come to an agreement neither party shall have any obligation or liability.


03.0    OBLIGATIONS OF THE CONTRACTOR

03.1    LOANER AND DAMA NETWORK 1 ORDER

03.1.1 Contractor shall ship a loaner system to Customer free of charge with freight and insurance pre-paid on a date to be agreed upon between the Parties. The loaner is defined in Schedule A hereto and shall be secured by a stand-by letter of credit. Upon completion of installation by Contractor or within ninety (90) days of receipt of the loaner system, whichever occurs first, Customer shall perform an ATP in accordance with Schedule C hereto. If the system passes the ATP, the Customer has the option to either 1) place a Purchase Order for a DAMA Network 1 and return the loaner system to the Contractor, or 2) place Purchase Order(s) for the Loaner System and additional Equipment necessary to convert the loaner system into a DAMA Network 1. Prices for the DAMA


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
          Network 1 are contained in Exhibit A to Schedule G hereto. Customer shall have responsibility to take delivery of the loaner and additional Equipment at the designated ports in India.

03.1.2 In the event the loaner system does not pass the ATP, the Customer may return the loaner system to Contractor and have no further obligations under this Contract.

03.2      DAMA NETWORK 1

          The Contractor shall supply, erect, install, test the DAMA Network 1 and provide all deliverables and supplies as per the Terms and Conditions and Schedules of this Contract.

03.2.1    DAMA NETWORK 1 PERFORMANCE

3.2.1.1 The Contractor shall be responsible for the overall network performance of the DAMA Network 1 purchased by the Customer and all the obligations specified in this Contract.

03.2.1.2 The overall performance of the DAMA Network 1 for which the Contractor is responsible is comprised inter alia of the following elements:
          - Overall network design including configuration (as defined in Schedule A).
          - Network availability/reliability (based on performance of Contractor's equipment and software).
          - Network integrity (bit error rate, throughput)
          - End to end connectivity and integration (subject to acceptable protocols being used)

03.2.1.3 All the performance criteria, facilities and functions of the DAMA Network 1 will be specified in Schedules A, C E, and N.

03.2.1.4 The Contractor's obligations for DAMA Network 1 performance (specified herein) shall be fully and completely satisfied upon passing the ATP (Schedule C). After acceptance by the Customer the DAMA Network 1 shall be subject to the warranty described in paragraph 06.1, Article 06.0.

03.2.1.5 The Operating Manuals and Training Plan shall provide adequate instruction to enable the Customer to make full and proper use of the Equipment.

03.2.1.6 From time to time the Contractor may offer and Customer may elect to purchase new releases of Contractor's products.




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03.2.2    DAMA NETWORK 1 ACCEPTANCE

          The DAMA Network 1 shall be accepted in accordance with paragraph
          05.1 of Article 05.0. Contractor shall not be required to accept orders for additional Equipment until the DAMA Network 1 has been accepted.

03.2.3    CUSTOMER SOURCED ITEMS

03.2.3.1 The Customer shall procure the RF equipment, and IFL cables as per the specifications of the Contractor contained in Schedule L.

03.2.3.2 The Customer shall also be responsible for providing the antenna from Prodelin, specifications to be supplied by Contractor.

03.2.3.3 For the DAMA Network 1, the Contractor shall be responsible for performance of the DAMA Network 1 as defined in paragraph 03.2.1 herein including all Contractor approved sourced items listed in paragraph 03.2.3.1, provided that Customer purchased Equipment are strictly compliant with the specifications of Schedule L.

03.2.3.4 For subsequent purchases, the Contractor shall be responsible for performance of the Contractor supplied Equipment and its proper operation along with Customer purchased Equipment as provided in
          Article 04.0, provided that Customer purchased Equipment is strictly compliant with Contractor's appropriate recommendations in regard to these purchases and is purchased from Contractor approved sources.

03.3      ADDITIONAL FEATURES

03.3.1 The current contractual feature set of the Software is known as Release 1 and is defined in Exhibit A to Schedule G. Contractor has identified three (3) new Software Releases that include progressively more features that it may, at its option, offer for sale in the future. The Releases are known as Release 2, Release 3, and Release 4 and are defined in Exhibit A to the Schedule G. Each Software Release contains all the features of the prior Release(s) and incorporates new features. Within thirty (30) days of the Effective Date of the Contract the Parties will mutually agree upon Software specifications and acceptance test procedures for Releases
          2 through 4. At this point neither the Customer or the Contractor will be contractually obligated to purchase or sell the new Releases.


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
03.3.2 The Contractor is not contractually committed to provide a software Release beyond Release 1. The Contractor will not be contractually obligated to provide a Software Release beyond Release 1 until such time as Contractor has accepted in writing a purchase order containing said Release. In the event the Contractor has accepted a purchase order for a Release from any other customer, Contractor shall accept an order for the said Release and ship the said Release to Customer within seven(7) days of shipping to any other customer. The Releases, if incorporated into the Contract, will be sold in the form of a software kit. Priced features are indicated separately in Exhibit A to Schedule G.

03.3.3 The prices and conditions relating thereto for the Releases 2 through 4 are detailed in Exhibit A to Schedule G.

03.3.4 Acceptance testing for first purchased copies of Releases 2 through 4 will be done utilizing the DAMA Network 1 in accordance with paragraph 05.2 of Article 05.0. The Customer will be responsible for procuring any additional Equipment required to be added to the DAMA Network 1 to complete the Acceptance Tests. Contractors responsibilities for first purchased copies (limited to DAMA Network
          1) of Releases 2 through 4 shall be as per Article 3.2.1.

03.3.5 Contractor will not be obligated to accept purchase orders for additional upgrade kits or new Equipment containing a new Release until the Customer has Accepted the first set with each new Release.

03.4      ADDITIONAL EQUIPMENT

          Subject to the conditions contained in this Contract and the Schedule G International Distributorship Agreement, the Contractor will accept purchase orders for Equipment specified in Exhibit A to Schedule G.

03.5      GENERAL

03.5.1    COMPLIANCE WITH DOT LICENSE

          The Contractor shall comply with the mandatory function requirements as defined in the Schedule N draft DOT License with exceptions as noted therein.

03.5.2    INTENTIONALLY LEFT BLANK.


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03.5.3    EXPORT

          The Contractor shall be responsible for complying with any of the United States Government applicable foreign export regulations and obtaining the necessary export licenses.

04.0      OBLIGATIONS OF THE CUSTOMER

04.1 The Customer shall obtain, at his expense, at proper times, all permits and approvals from the Government of India, including proper import papers, and the local Indian authorities as necessary for the performance of the Contract. The Customer shall comply with all such permits and approvals including without limitation the DOT license.

04.2 The Customer shall make available the Site(s) and grant the Contractor free and uninterrupted access thereto to carry out his obligations under this Contract.

04.3 The Customer shall provide at his expense information, services, works, materials, utilities, personnel, etc., as specified by the Contractor as per Schedules E and L.

04.4 The Customer shall at his own expense take delivery of the purchased Equipment and Supplies from the Contractor facilities in Carlsbad, California, except as otherwise provided in this Contract.

04.5 The Customer shall strictly comply with the specifications and prescriptions given by the Contractor as per Schedule L.

04.6      Export

04.6.1 The Customer agrees that it will not export or re-export directly, indirectly, DAMA Network 1, Equipment, Software or technical data provided hereunder, in any form including, but not limited to written, printed, verbal, telephonic, fax or electronic communication, to the countries listed below which export is restricted by United States law or regulations without the prior written consent, if required, of appropriate United States governmental agencies including in the Office of Export Administration, Department of Commerce; North Korea, Cuba and Libya. This list may be adjusted by the Contractor from time to time as may be required by United States law and shall be provided to the Customer accordingly.

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04.6.2    The DAM Network 1, Equipment and Software provided under this
          Contract shall not be used either directly or indirectly in any nuclear activity nor the design, development, production, stockpiling, transportation or use of nuclear, biological or chemical weapons without the prior written authorization from the United States government and the Contractor. This Contract is conditioned upon the obtaining and the continuing validity of all necessary United States governmental approvals including but not limited to export licenses and no transaction shall be required by the Contractor hereunder without such approvals.

04.6.3 The Customer shall comply with and be solely responsible for compliance with all laws, regulations and requirements of the United States Government with respect to the re-export of the DAMA Network 1, Equipment and Software or data pertaining thereto such documentation and assurances as are required from time to time to comply herewith. The Contractor shall be responsible for advising the Customer of such applicable laws and regulations and subsequent changes thereto during the course of this Contract.

05.0      ACCEPTANCE TEST PROCEDURE

05.1      DAMA Network 1 System Acceptance

05.1.1 Prior to shipment of the loaner system and DAMA Network 1 (or additional Equipment if the Customer chooses to convert the loaner system into the DAMA Network 1), the Contractor shall perform a Factory Acceptance Test (FAT) at its facilities. Two copies of the FAT document shall be provided to the Customer. The Contractor shall give the Customer at least fifteen (15) days prior written notice (or such shorter notice as may be agreed by the Parties) of the date (the "Testing Date") on which the Contractor shall be ready to commence the FAT. On the Testing Date, the Customer may observe the FAT with authorized representatives of the Contractor. In the event the Customer, having received notice from the Contractor in a timely manner fails to attend the FAT, the Contractor will complete the FAT and include written results with the shipped Equipment. Shipment shall not be made until the FAT is successfully completed.

05.1.2 Unless the Parties agree in writing to an extension of time, the Customer has one hundred-five (105) days from the date of shipment or ninety (90) days from the time the DAMA Network 1 (or the last shipment of additional Equipment if the Customer chooses to convert the loaner system into the DAMA Network 1) clears customs in the port of entry in India, whichever is earliest, to either accept or reject the DAMA Network 1 in accordance with the provisions below.



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
05.1.3 Upon completion of installation of the DAMA Network 1, but in no event later than the time period specified in paragraph 05.1.2 herein, an Acceptance Test Procedure (ATP) shall be performed in accordance with Schedule C of this Contract. The Contractor shall be responsible for conducting the ATP and Customer representative shall attend the Acceptance Tests.

05.1.4 In the event that the DAMA Network 1 does not pass the ATP within the time period specified in paragraph 05.1.2 herein, the Customer may return the DAMA Network 1 to the Contractor and receive a full refund of all money paid to date for the DAMA Network 1. In this event, the Customer shall have no further obligation to the Contractor under this Contract or the Schedule G International Distributorship Agreement and this Contract shall automatically terminate without further obligation or liability on the part of either Party to the other except for any surviving obligations as provided in Article 22.1.5.


05.1.5 Acceptance of the DAMA Network 1 shall occur upon successful completion of the ATP to be conducted in accordance with the provisions of Schedule C hereto. Customer shall promptly, but in no event later than 5 days from date of Acceptance, provide Contractor with a certificate of Acceptance containing the provisions stated in Scheduled T3. Contractor shall not be required to accept orders for additional Equipment until the DAMA Network 1 has been accepted.

05.2    SCPC DAMA VSAT EQUIPMENT ACCEPTANCE WITH RELEASES 2, 3 AND 4

05.2.1 An ATP for Releases 2, 3 and 4 shall be agreed upon between the Parties within sixty (60) days after Effective Date of this Contract. In the event the ATP is not agreed upon within this time frame, then the availability date, as specified in Exhibit A to Schedule G shall be adjusted accordingly on a day to day basis.

05.2.2 For Releases 2, 3 and 4 that have become a contractual obligation through the written acceptance of a Purchase Order by the Contractor, the first set of 5 VSATs belonging to DAMA NETWORK 1 will be tested with the Offered Release Kit o. The Contractor will not be obligated to accept orders for additional Release upgrade kits or Equipment containing the Release until the first set is accepted.

05.2.3 The Contractor shall perform a FAT prior to first shipment of a Release upgrade kit and on all additional Equipment with Release 2, 3 or 4 Software. For the first Release upgrade kit or first set of Equipment utilizing the new Release the Contractor shall give the Customer the same observation rights as specified in paragraph 05.1.1 herein.

05.2.4 Upon the installation of the first Release upgrade kit into DAMA Network 1, but in no event later than the time period specified in paragraph
        05.2.4 herein, an Acceptance Test Procedure (ATP) shall be performed in accordance with the

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                agreed to Acceptance Test Procedure. The Contractor shall be responsible for conduction of the ATP and the Customers shall attend the Acceptance tests.

05.2.5 Acceptance for the first Release upgrade units for each new Release shall occur upon reaching one of the following events, whichever occurs first:

                1. Successful completion of the ATP to be conducted by the Contractor in accordance with the provisions of the mutually agreed to ATP under paragraph 05.2.1 hereto; or

                2. Thirty days (30) from the completion of the ATP, without rejection of the shipped Equipment by the Customer. Upon rejection, Customer shall promptly return the Equipment to Contractor.

05.2.6 For additional upgrade units and additional Equipment with new Release, Acceptance shall occur upon reaching one of the following events, whichever is earliest: seventy-five (75) days from the date of shipment or sixty (60) days from the time the Release upgrade kit or Equipment containing the new Release clears customs in the port of entry in India, whichever is earliest, to either accept or reject the Release upgrade kit or Equipment containing the new release.

05.2.7 In the event the Release upgrade or Equipment does not pass the ATP, the Customer may return the Release upgrade or Equipment to the Contractor for either a full refund of the money paid against the failed Equipment or a replacement unit. Replacement units shall be subject to the same acceptance criteria as specified herein.

05.3            SCPC DAMA VSAT Terminals

05.3.1 An ATP for SCPC DAMA VSAT Terminals shall be agreed upon between the Parties within thirty (30) days after Effective Date of this Contract.

05.3.2 The Contractor shall perform an FAT prior to shipment on all other such Equipment and give the Customer the same observation rights as specified in paragraph 05.1.1 herein. ATP as agreed to in accordance with paragraph 05.3.1 shall be performed at the Customer's discretion, on such Equipment.

05.3.3 Acceptance shall occur upon reaching one of the following events, whichever occurs first:

                1. Successful completion of the ATP as agreed in accordance with paragraph 05.3.1; or

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
2. Seventy-five (75) days from the date of shipment or sixty (60) days from the time the shipment clears customs in the port of entry in India, whichever is earliest, without rejection of the shipped Equipment by the Customer. Upon rejection, Customer shall promptly return the Equipment to Contractor.

          Customer shall promptly, but in no event later than 5 days from date of Acceptance, provide Contractor with a certificate of Acceptance containing the provisions stated in Scheduled T3

05.3.4 In the event the shipped Equipment does not pass the ATP, the Customer may return the Equipment to the Contractor for either a full refund of the money paid against the failed Equipment or a replacement unit(s). Replacement units shall be subject to the same acceptance criteria as specified herein.

05.3.5    FATs or ATPs are not required for spare parts.


06.0      WARRANTY OF EQUIPMENT AND SOFTWARE

06.1      WARRANTY ON EQUIPMENT

06.1.1 The Contractor warrants that the title of the Contractor provided Equipment hereunder, when conveyed to Customer shall be good and its transfer rightful, and the Equipment shall be delivered free from any security interest or other lien or encumbrance and without restrictions on commercial use; and

06.1.2 The Contractor warrants that the Equipment supplied under the Contract shall be new and unused (except repaired Equipment supplied under this warranty).

06.1.3 For a period of three (3) years from Acceptance, the Equipment supplied by the Contractor under this Contract which has been manufactured by or for the Contractor will be free from defects in workmanship and materials and capable of passing the ATP as required under Article 05.0 and shall be responsible for correctness of all specifications and documentation as defined in Schedules A, C, E and N.


06.1.4 Equipment supplied under the Contract which is purchased by the Contractor from third parties is not warranted by the Contractor. The Contractor will assign any warranties of such third parties to the Customer to the extent they may be assignable.

06.1.5 During the warranty period, the Contractor shall repair or replace any part(s) or Equipment found to be defective including for any wrongful acts or omissions


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
        by the Contractor. The following procedure will apply for repair/replacement or defective Equipment/parts:

        a) Within thirty (30) days after discovery of a warranty claim under this Contract, the Customer shall send to the Contractor the Equipment or part thereof claimed to be defective. Each unit of the Equipment or part thereof returned to the Contractor shall be accompanied with a detailed written "Failure Report" setting forth a description of the fault found by Customer and the manner in which the fault was found and verified by Customer's personnel. The freight and insurance of such defective Equipment up to the Contractor's site shall be borne by the Customer. Upon receipt of such defective Equipment and being satisfied of Customer Failure Report, the Contractor shall undertake to repair or replace the defective Equipment or parts thereof, at no charge including insurance, freight and any taxes and duties if applicable up to the Customer's Site. The Contractor shall deliver to the Customer each repaired or replaced unit of Equipment, or part thereof accompanied by written "failure analysis report" setting forth a description of the fault found and the corrective action taken by the Contractor.

        b) The Contractor shall return the repaired or replaced Equipment or part thereof, to the Customer by air freight within thirty (30) days (excluding shipping time) from the date of receipt of such defective Equipment, or part thereof, at Contractor's facilities.

6.1.6 The Contractor shall provide the Customer with an extended Warranty, at prices as defined in Exhibit A to Schedule G. The Customer, at his option, may go in for the extended warranty at the end of and each subsequent year for the next year.

6.1.7 The Contractor shall, within sixty (60) days of the Effective Date, provide MTBF (Mean Time Between Failures) for all ViaSat manufactured Equipment, on a module basis. This data, on receipt, shall form part of this Contract.

06.2    WARRANTY SOFTWARE:

        For a period of twelve (12) months from Acceptance, the Software supplied by the Contractor under this Contract will be capable of passing the ATP required under Article 05.0. During the warranty period, Contractor shall, at no charge to Customer, correct any failure to meet this warranty which is reported to Contractor in writing within thirty
        (30) days of the failure. The written failure notice shall describe the failure in reasonable detail in a format to be provided by the Contractor within sixty (60) days of Effective Date. Bug fixes or corrections in Software Releases/ Software upgrades (which do not constitute major software releases or do not include any new features or enhanced

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
        performance) will also be provided free of charge by the Contractor to the Customer.

        However, in case of a failure which significantly affects the Network Performance, the Contractor shall use his best efforts to provide promptly a temporary correction/bug fixes. The permanent resolution of the problem will be provided through a software release or an upgrade within 30 days of the notification of the failure/problem at no charge to the Customer.

06.3    LIMITATIONS ON WARRANTIES:

06.3.1 These warranties and remedies, thereunder are solely for the benefit of Customer and shall not be extended nor conveyed to any other third party. This warranty shall not apply to any Equipment, Software or related items, that:

        a) have had the serial number, model number or any other identification markings removed or rendered illegible other than by wear and tear,

        b) have been damaged by accident, or from any other cause beyond Contractor's reasonable control, and without Contractor's fault or omission or negligence or the fault or negligence or omission of Contractor's employees, agents or other representatives;

        c) have been repaired or otherwise altered by anyone not under the control of, or not having the written authorization of Contractor, to do such repair or alteration (except as to repair and replacement of components of the Hub and VSAT Equipment by qualified Customer's personnel) without the prior written consent of the Contractor.

06.3.2 The repaired or replaced Equipment/part shall be further warranted for a period of 90 days after the expiry of the warranty period.

06.3.3 THE WARRANTIES PROVIDED IN THE ARTICLE CONSTITUTE CONTRACTOR'S LIABILITY FOR ESTABLISHED DEFECTIVE OR NON CONFORMING EQUIPMENT AND SOFTWARE AND SHALL CONSTITUTE CUSTOMER'S EXCLUSIVE REMEDIES THEREFOR. THESE WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

06.4    SURVIVAL OF WARRANTIES



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         The provisions of this Article 06.0 shall be without prejudice to the provisions of Article 22.0 and shall survive the expiration or termination of this Contract for any cause.

06.5     SPARE PARTS AND POST WARRANTY OBLIGATIONS

06.5.1 The Contractor shall deliver spare parts and maintenance tools and initial consumables as part of the Deliverables and Supplies as specified and priced in Exhibit A to Schedule G pursuant to individual orders placed by Customer.

06.5.2 The Contractor shall make spare parts available for the Equipment shipped under this Contract for a minimum period of eight (8) years from Final DAMA Network 1 Acceptance or eight (8) years from Acceptance of the last Equipment shipped. For each order, the maximum prices for spare parts shall be fixed for a period of five (5) years from Acceptance of the last equipment received.

06.5.3 The Contractor shall provide repair support at prevailing rates for all Contractor designed and manufactured Equipment which is defective for a minimum period five (5) years from the date of Acceptance. Contractor shall pass through warranties for third party vendor equipment to Customer as applicable.

06.5.4 The Contractor shall delegate knowledgeable personnel to the Site(s) to perform additional on-site services at the request of the Customer and as priced in Exhibit A to Schedule G.

07.0     ACCEPTANCE OF PERFORMANCE NOT IN CONFORMITY WITH CONTRACT

         Acceptance of Equipment and Software will not be deemed a waiver of Customer's rights under warranty.

08.0     CONTRACT PRICE

 8.1     PRICE:

08.1.1 The Contract Price is as per Purchase Orders placed by Customer from time to time as per the price list contained in Exhibit A to Schedule G (or revision thereof in accordance with the International Distributor Agreement)

08.1.2 The prices of Equipment and Software are FOB the facilities of Contractor in Carlsbad, California.

08.2.1   TAXES, DUTIES AND OTHER GOVERNMENT IMPOSED CHARGES

08.2.1.1 Customer shall be responsible for the payment of any and all currently applicable or hereinafter imposed taxes, duties, levies, fees and other charges




                                    15 of 31
         that are or may be imposed by the Indian Government or the Governments of other countries excluding the U.S. Government (to include all local, state, central, public or quasi-public government) with respect to supplied Deliverables and Supplies. Customer's responsibility shall include payment of withholding tax, unless otherwise applicable in the Contract.

08.2.1.2 Contractor shall be responsible for the payment of any and all currently applicable or hereinafter imposed taxes, duties, levies, fees and other charges that are or may be imposed by the United States Government (to include all local, state, central, public or quasi-public government) with respect to supplied Deliverables and Supplies, unless otherwise applicable in the Contract.

08.2.2   WITHHOLDING TAX

08.2.2.1 In the event of any tax withheld by Indian Government on services rendered by the Contractor, whether in India or abroad, the Contractor shall assist in all possible ways to have the Customer receive the reimbursement from the relevant US Government Authorities, net of any California State (or any other U.S. State as may be applicable) tax effect as per the provisions of Indo-US double taxation agreement. The Contractor shall have no claim whatsoever on this amount and shall send the same to the Customer without any deduction whatsoever unless so imposed by the relevant US Government Authority.

08.2.2.2 The Customer will provide receipts of all withholding taxes deposited with Indian Tax Authorities for the above purpose. The Contractor shall submit these receipts along with all required documentation to the relevant US Government Authorities within the prescribed time for filing of such tax returns as specified by relevant US Government Authorities. The Contractor shall inform the Customer regularly on follow up action being taken by the Contractor in this regard. Copies of all related correspondence and documents shall be sent to the Customer. Contractor shall pay to Customer the refund obtained within 10 days of receipt of the said refund from the relevant US Government Authorities.

09.0     ***************

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                       *CONFIDENTIAL TREATMENT REQUESTED

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10.0    GUARANTEES

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                       *CONFIDENTIAL TREATMENT REQUESTED

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***     **********************************************************************
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11.0    DELIVERABLES & SUPPLIES

        The Contractor shall provide all Deliverables and Supplies to the Customer as per the Terms and Schedules of this Contract.

12.0    DELIVERY AND SHIPMENT

12.1 The Contractor shall deliver the DAMA Network 1 to the Customer in accordance with the Schedule B Implementation Plan.

12.2 Shipment of VSATS (ViaSat manufactured and Contract items only, as defined in Exhibit A to Schedule G) shall be made by the Contractor not later than sixty (60) days from the acceptance of Purchase order for all order sizes less than or equal to 10 VSATs, unless requested otherwise by the Customer.

12.3 Preshipment and partial shipments shall require Customer's prior approval.

12.4 All excess taxes, duties, freight and insurance expenses on account of early or partial shipments, without the written consent of Customer, shall be borne by the Contractor.

12.5 All excess taxes, duties, freight and insurance expenses on account of short, wrong or defective shipment by the Contractor shall be borne by the Contractor.

12.6 Should the Customer need to pay for excess duties, freight and insurance expenses (for the purpose of this Article to be referred as "expenses") on account of pre/partial/short/defective shipment(s) etc. as mentioned in Articles 12.3 and 12.4 on behalf of the Contractor, the reimbursement of such expenses shall be made by the Contractor within thirty days on receipt of details of such expenses incurred by the Customer reimburse the same in a mode acceptable to the customer (demand draft or bankers cheque).

12.7 The risk of loss and damage to the Equipment shall pass to the Customer upon delivery of such Equipment to the first carrier at Contractor's designated facilities.

12.8 The title to the Equipment shall pass to the Customer on FOB delivery at the facilities of the Contractor, in Carlsbad.

                       *CONFIDENTIAL TREATMENT REQUESTED

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
13.0    PACKING AND MARKING:

13.1    PACKAGING:

13.1.1 The Contractor shall provide water proof packing of the Equipment, as is required to prevent any damage or deterioration during transit to its final destination in accordance with the generally accepted method of international air shipping.

13.2    MARKING:

13.2.1 The packing, marking and documentation within and outside the package shall comply strictly with such special requirement, if any, as shall be expressly indicated by the Customer at its expense.

        Non-special Packing, Marking and documentation, as defined in this contract would be at no charge to the Customer.

13.2.2  Each case or object shall be marked in the following way:

        a) Name of the Customer
        b) Item number and description of the main piece of equipment in the case
        c) Gross and net weight
        d) Running number of the case
        e) All necessary indications to prevent goods from rough handling, i.e. "fragile", "this side up", etc.
        f) Indication marks for transport chains etc.

13.2.3  In case of container packing, the normal container marking will be used.

13.2.4  All goods needing special storage have to be marked accordingly.

14.0    INSURANCE

14.1 All Equipment and Software shall be fully insured by the Customer at his cost against all risks of loss or damage from the Contractor's premises to the Site(s).

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
14.2 Group insurance policy is to be taken out by Contractor for his employees working at Site(s). Contractor is to comply with all safety requirements for its employees as per Indian Laws of which the Customer shall inform the Contractor.

15.0    VARIATIONS

15.1 Customer may, at any time during the term of the Contract request the Contractor to reasonably revise the Equipment, Software and/or any other Deliverables and Services, and/or undertake any reasonable alteration or addition to or omission from the Equipment and/or other Deliverables and Services or any part thereof ("Variation"). Any changes, modifications or enhancements to the DAMA Network 1 or the DAMA Network 1 Design or other requirements requested by Customer may result in a Variation. The Contractor shall be entitled to an equitable adjustment to schedule, price and other terms as a result of the requested Variation.

15.2 In the event that Customer has a request for a Variation, Customer shall formally request the Contractor to state in writing the effects such Variation shall have on the scope of work and what adjustment, if any, shall be required to the Contract price and the project schedule. The Contractor shall furnish such details within fifteen (15) days of receipt of the Customer's request or such other period as may be agreed to in writing between the Parties. The Contractor shall not vary the scope of work in any material respect unless instructed in writing to so by the Customer and until the Parties have agreed in writing to any adjustments to the Contract.

15.3 If changes occur to the traffic patterns or volumes of the DAMA Network 1 that materially affect the capability of the SCPC DAMA VSAT Network as designed herein to meet this performance objective, then the Contractor will at Customer's request provide a price and applicable terms for upgrades necessary to enhance the Network to a capacity that can accommodate the changes and still meet the performance objective. Customer at his option can purchase the additional Equipment if so desired.

15.4 The effect and consequence of such Variation shall be as mutually acceptable to the Parties.

16.0    TECHNOLOGY UPGRADATION/OBSOLESCENCE

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
16.1 If the Contractor undertakes any change, improvement, modifications or any new development in manufacturing design methods or any new development in manufacturing methods (hereinafter called "Upgrades") of the Equipment which have been supplied to the Customer, such Upgrades shall be provided to the Customer subject to the following terms:

        a) such upgrades have taken place after the Effective Date of this Contract; and

        b) such upgrades shall be made available to the Customer in accordance with the Contractor's normal release and supply procedures and in no event shall the Contractor be required to retroactively upgrade Equipment already delivered; and

        c) such upgrades shall be provided by the Contractor to the Customer without increase to price, initially for a period of three (3) years from the Effective Date of this Contract and thereafter such upgrades shall be at an additional cost agreed to by both the Parties; and

        d) design or manufacturing upgrades which improve product performance specifications or increase functionality are excluded from this provision.

16.2 Further the receipt of the said upgrades shall not in any way waive the performance obligations of the Contract by both the Customer and Contractor.

17.0    SOFTWARE LICENSE AGREEMENT

        The Customer and Contractor shall enter into a Software License Agreement, the provisions of which are included in Schedule F.

18.0    TIME--THE ESSENCE OF THE CONTRACT

        The time prescribed for the performance of each and any of the obligations as provided herein by the Parties shall be the essence of the Contract.

19.0    PERFORMANCE OF THE CONTRACT

        Either Party shall not be responsible for meeting its obligations in cases where such failure is due to failure of the other Party to fulfill its obligations as specified accordingly in the provisions of the Contract.


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
        The Contract is deemed to be complete on performance of all obligations of the Contractor as well as the Customer as per the Terms and Schedules of this Contract.

20.0    FORCE MAJEURE:

20.1 Notwithstanding anything else contained in the Contract, neither Party shall be liable for any delay in performing its obligations hereunder if and to the extent that such delay is the result of an event of Force Majeure.

20.2 For purposes of this Article, "Force Majeure" means and includes wars, insurrections, earthquakes, revolutions, fires, floods, epidemics, quarantine restrictions, trade embargoes, declared general strikes in relevant industries, acts of God, act of governments and such other acts and events beyond the control of the Contractor or Customer, intervening after the formation of the Contract and impeding its reasonable performance but does not include any foreseeable events, commercial consideration or those involving fault or negligence on the part of the Contractor or Customer.

20.3 Both Parties may, if such delay continues for more than eight (8) weeks, terminate the Contract pursuant to Article 22.0, forthwith on giving notice in writing to the other Party in which event neither Party shall be liable to the other by reasons of such termination.

20.4 If a Force Majeure situation arises, the Contractor or Customer shall promptly notify the other in writing of such conditions, the cause thereof and the likely duration of the delay. Unless otherwise directed by either Party in writing, the other Party shall continue to perform its obligations under the Contract as far as reasonably practical, and shall seek all reasonable alternative means for performance not prevented by the Force Majuere event. In the event of any extension of time being granted by either Party, the Implementation Plan (Schedule
        B) shall be amended accordingly.

20.5 The above is without prejudice to the rights already accrued by the Parties as a result of their performance or failure to perform either in full or in part, pursuant to their obligations in the Contract, prior to the occurrence of events of Force Majuere.

210.    TERM OF THE CONTRACT

        The Term of the Contract shall remain in full force till all obligations of the Contractor as well as the Customer are discharged in accordance with the terms

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
        and conditions of this Contract and schedules thereto, unless this Contract is terminated earlier under the provisions of Article 22.0.

22.0    TERMINATION AND REMEDIES

22.1    TERMINATION

22.1.1  The Contract may be terminated forthwith by either Party on giving sixty
        (60) days notice in writing to the other if the other Party shall be unable to perform material Obligations under this Contract due to a receiver being appointed or shall pass a resolution for winding up (otherwise than for the purpose of a bona fide scheme of solvent amalgamation or reconstruction) or a court of competent jurisdiction shall make an order to that effect or if the other Party shall become subject to an administration order prohibiting the conduct of business or shall enter into any voluntary arrangement with its creditors prohibiting the conduct of business or shall cease to carry on business or involved in the process of take over or taken over by any third party(ies) and such third party(ies) shall not agree to assume the Obligations under this Contract. In such event, at the option of the Customer, the Contractor shall furnish all source code and designs of equipment including all drawings, designs and software source code, subject to a royalty free license for the purpose of continuing to maintain or to have maintained the effective Equipment and the Network without interruption.

        Notwithstanding any Termination or expiration of this Contract, the representation and Warranties under various clauses and the rights and obligations under the Sections entitled "CONFIDENTIALITY", "INTELLECTUAL PROPERTY INDEMNITY", "WARRANTY OF EQUIPMENT & SOFTWARE LICENSE AGREEMENT" shall continue for five (5) years, except for Warranty which shall be as per periods provided herein, and shall bind the parties and their legal representatives, successors, heirs and assigns.

22.1.2 This Contract shall terminate automatically upon completion of all Contractor's obligations and after payments are made by Customer for all amounts due.

22.1.3. In the event either Party has committed a material breach of any of the covenants, representations, warranties or other terms and conditions of this Contract or has materially defaulted in the performance of any of its obligations under this Contract, (provided that the non-beaching/non-defaulting Party has first given the other Party written notice of the grounds supporting the material breach or default and the breaching/defaulting party has not cured the material breach of default within sixty (60) days of receipt of such notice) the breaching/defaulting Party shall be held in default and the Contract shall be terminated.


                                    24 of 31

22.1.4 Any termination of the Contract (however occasioned) shall not effect any accrued rights or liabilities of either Party nor shall it affect the coming into force or the continuance in force of any provision hereof which is expressly or by implication intended to come into or continue in force on or after such termination.

22.1.5 Notwithstanding any termination or expiration of this Contract the representations and warranties under various clauses and the rights and obligations under the sections entitled "CONFIDENTIALITY", "WARRANTY OF EQUIPMENT & SOFTWARE" AND "SOFTWARE LICENSE AGREEMENT" shall survive and continue for the respective validity periods in each clause or agreement and shall bind the Parties and their legal representatives, successors, heirs and assigns.

22.2    REMEDIES

22.2.1 Upon termination of this Contract, the performance obligations of both Parties under this Contract shall cease.

22.2.2 If the Contract is terminated by the Customer due to the default of the Contractor as defined in Article 22.1.3, then the Contractor's liability shall be limited to repayment to the Customer in U.S. Dollars all payments made by the Customer and received by Contractor for the DAMA Network 1/Equipment delivered and Services provided giving rise to the default and all duties, taxes, levies etc. incurred by the Customer thereon, following which the Customer shall facilitate Contractor's removal of all such equipment, including access to such Equipment. In no event shall the Contractor's liability to the Customer for any reason exceed the cumulative sum of all payments received by the Contractor from Customer for Equipment, Software and Services delivered to the Customer within twelve (12) months prior to date of receipt of written notice of claim of liability.

22.2.3 If the Contract is terminated by the Contractor due to default of Customer as designed in Article 22.1.3, then the Customer shall be obligated to pay Contractor in U.S. Dollars the balance of any and all payments due to the Contractor for DAMA Network 1/Equipment delivered and Services provided upon which such DAMA Network 1/Equipment shall become the property of the Customer.

22.2.4 In the event of default, the defaulting Party shall reimburse the non-defaulting Party for all reasonable expenses incurred by the later in the enforcement of its rights.


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
22.2.5 In the event of termination of the Contract under this clause the Parties shall have the remedies, as available under the terms of this Contract and the applicable laws.

23.0      LIMITATION OF LIABILITY

          UNDER NO CIRCUMSTANCES SHALL THE CONTRACTOR BE LIABLE FOR ANY SPECIAL INDIRECT OR CONSEQUENTIAL DAMAGES. INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT, LOSS OF USE, LOSS OF REVENUES OR DAMAGES TO BUSINESS OR REPUTATION ARISING FROM THE PERFORMANCE OR NON-PERFORMANCE OF ANY ASPECT OF THIS CONTRACT.

24.0      ARBITRATION

24.1 In the event of a dispute between Customer and Contractor arising out of, or relating to this Contract, its interpretation of performance hereunder, the Parties shall exert their best efforts to resolve the dispute amicably through negotiations.

24.2 In the event that a dispute cannot be resolved amicably by the Parties through negotiations within sixty (60) days of the commencement of such negotiations, the dispute shall be submitted to arbitration. The arbitration proceedings shall take place under the International Chambers of Commerce (ICC) and its Rules of Conciliation and Arbitration. The arbitration shall be conducted in London. The cost of arbitration, including the fees and expenses of the arbitration or arbitrators, shall be as the award provides. The arbitration proceedings shall be governed by the laws of the venue.

25.0      LAW APPLICABLE

          The provisions of this Contract shall be governed by the provisions of the Indian Law.

26.0      CONFIDENTIALITY

26.1 Each Party shall treat as confidential the Contract and all information obtained from the other Party pursuant to the Contract and shall not divulge such information to any person (except to such Party's own employees and then only to those employees who need to know the same) without the other Party's prior written consent provided that this clause shall not extend to information which


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
          (i) was rightfully in the possession of such Party prior to the commencement of the negotiations leading to the Contract, (ii) is already public knowledge or becomes so at a future date (otherwise than as a result of a breach of this clause), (iii) is required to be disclosed by law (including, without limitation, pursuant to any disclosure obligation under applicable securities laws or by order of governmental authority, (iv) is lawfully obtained from a source other than the other Party which source did not require such information to be held in confidence and did not limit or restrict the use thereof, or (v) is trivial or obvious. Each Party shall ensure that its employees are aware of and comply with the provisions of this clause. If the Contractor shall appoint any sub-contractor then the Contractor may disclose confidential information to such sub-contractor subject to such sub-contractor giving the Customer an undertaking in similar terms to the provisions of this clause. The foregoing obligations as to confidentiality shall survive any termination of the Contract.

26.2 The Contractor shall not, without the Customer's prior written consent, make use of any document or information covered by the confidentiality obligations of Article 26.1, except for the purposes of performing the Contract.

26.3 The Customer shall not, without the Contractor's prior written consent, make use of any document or information covered by the confidentiality obligations of Article 26.1, except for the purposes of performing the Contract.

26.4 Any document given to the Contractor which is covered by the confidentiality obligations of Article 26.1 other than the Contract, shall remain the property of the Customer and shall be returned (with all copies) to the Customer on completion of all the Contractor's obligations under the Contract if so required by the Customer.

26.5 Any document given to the Customer which is covered by the confidentiality obligations of Article 26.1 other than the Contract, shall remain the property of the Contractor and shall be returned (with all copies) to the Contractor on completion of all the Customer's obligations under the Contract if so required by the Contractor.

27.0      INTELLECTUAL PROPERTY RIGHTS INDEMNITY

27.1 Contractor shall indemnify Customer and its Licensees and Assigns and keep fully and effectively indemnified on demand against all costs, claims, demands, expenses and liabilities of third party of whatsoever nature arising of or in connection with any infringement claim of the Equipment and Licensed Software.

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
27.1.1 Customer shall promptly notify Contractor in writing of any allegations of infringement of which it has notice and shall ant make any admissions without Contractor's prior written consent.

27.1.2 Customer shall provide Contractor with the sole authority to conduct and/or settle all negotiations and litigations at Contractors sole expense resulting from any such claim.

27.1.3 Customer shall assist the Contractor to settle all negotiations and litigations and the Contractor shall re-imburse all incidental expenses incurred in connection therewith.

27.2 If the Equipment is held by the Court of competent juristriction to constitute an infringement of a third party's intellectual property rights, or if Contractor determines in it's position that such use or possession is likely to constitute such an infringement, then the Contractor shall promptly and at his own expense:

27.2.1 Procure for Customer the right to continue using and possessing the equipment:

          or

27.2.2 Modify or replace the alleged infringing equipment (without detracting from its overall performance) so as to avoid the infringement.

27.2.3 If 27.2.1 or 27.2.2 above cannot be accomplished on reasonable terms, remove the alleged infringing Equipment and refund to Customer the full Purchase price of the affected Equipment and/or Licensed Software (including all taxes and duties) paid by the Customer.

28.0      ASSIGNMENT

28.1 Neither Party shall assign this Agreement without the previous consent in writing of the other Party, except either Party may assign this Agreement to any subsidiary or affiliate or its group companies (as they exist on effective date of this Contract).

28.2 The subsidiaries or affiliates or group companies of Contractor as they exist on Effective Date of this Contract are:

          - None

28.3 The subsidiaries or affiliates or group companies of Customer as they exist on Effective Date of this Contract are:

          - HCL-Hewlett Packard Limited

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
          - HCL Limited
          - NIIT Limited
          - Network Limited
          - Front Line Solutions Limited
          - HCL Consulting Limited

29.0      FINAL PROVISIONS AND SIGNATURE :

29.1 This Contract comprises the 29 Articles set forth herein, as well as all the Schedules appended this Contract. In case of discrepancy between the Articles of this Contract and any of its Schedules, and reconciliation of the same is impossible, the Articles of this Contract shall stand. The Contract itself is the definitive document.

29.2 This Contract embodies the entire understanding between the Parties hereto relating to the subject matter hereof and there are no understandings, representations or warranties of any kind, oral or written, except for what is expressly set forth herein.

29.3 All changes, alterations or modifications of the Contract are valid only if agreed upon in writing and bearing the legally binding signature of the Parties.

29.4 All correspondence (including notices, variations etc.) and documentation in connection with this Contract shall be written in the English language and shall be sent by the Contractor to the Customer in duplicate and vice versa, if not otherwise agreed upon.

29.5      The official contact addresses of the Parties are as follows:

          CUSTOMER                                    CONTRACTOR

          HCL Comnet Systems And Services Ltd.        VIASAT, Inc.
          A-10/11, Sector III                         2290, Cosmos Court
          NOIDA - 201 301 (Uttar Pradesh)             Carlsbad, CA 92009-1595
          INDIA                                       USA
          Tel: +91-11-85-35071                        Tel: 001-619-438-8099
          Fax: +91-11-85-30591                        Fax: 001-619-438-7310

28.6 All correspondence, documentation and telefaxes between the Parties are to be addressed to the above addresses and numbers.

28.7      Contact persons of the project:

          CONTRACTOR                                  CUSTOMER

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
          Mr. Andy Paul                    Mr. Virender Kashu
          Vice President Commercial Ops.   Company Secretary
          VIASAT Inc.                      HCL COMNET Systems & Services Ltd.
          USA                              INDIA

28.8 This Contract has been executed in two identical originals reviewed completely by the Parties, signed after approval and all pages initialed by the Parties.

28.9 Each Party shall receive one original bearing the following legally binding signatures of the Contractor and Customer.




IN WITNESS WHEREOF the Parties hereto have caused this Contract to be executed by their duly empowered representatives as follows:

CONTRACTOR                             CUSTOMER

/s/ G.D. Monahan                       /s/ A.K. Majumdar
----------------------                 -----------------
MR. GREGORY D. MONAHAN                 ARUN K. MAJUMDAR
VICE PRESIDENT                         GENERAL MANAGER
VIASAT INC.                            HCL COMNET Systems & Services Ltd.

     WITNESSES: (With Name and Address):

     1. initial (illegible)   R-SRIKRISHMA
                              A-759, Sector 19, Noida, V.P.

     2. initial (illegible)   Partha Protson Rhakrarenty
                              N-575
                              Sector-25, Noida Pin-201301

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